                                                                    EXHIBIT 21.1

                        CAPSTAR BROADCASTING CORPORATION
                             DOMESTIC JURISDICTIONS


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ENTITY                                                             DOMESTIC
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
ABS Communications, L.L.C.                                        Virginia
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Ameron Broadcasting Corporation                                   Delaware
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Asheville Broadcasting Corp.                                      Delaware
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Atlantic City Broadcasting Corp.                                  Delaware
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Atlantic Star Communications, Inc.                                Delaware
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Baton Rouge Broadcasting Company, Inc.                            Louisiana
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BC Funds Holdings, Inc.                                           Maryland
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Beatrice Broadcasting Corp.                                       Delaware
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Beck-Ross Communications, Inc.                                    Delaware
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Benchmark Communications Holdings, Inc.                           Delaware
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Benchmark Communications Radio Limited Partnership                Maryland
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Benchmark Greenville, L.L.C.                                      Delaware
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Benchmark Jackson, L.L.C.                                         Delaware
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Benchmark Radio Acquisition Fund I Limited Partnership            Maryland
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Benchmark Radio Acquisition Fund II Limited Partnership           Maryland
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Benchmark Radio Acquisition Fund IV Limited Partnership           Maryland
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Benchmark Radio Acquisition Fund V Limited Partnership            Maryland
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Benchmark Radio Acquisition Fund VI Limited Partnership           Maryland
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Benchmark Radio Acquisition Fund VII Limited Partnership          Maryland
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Benchmark Radio Acquisition Fund VIII Limited Partnership         Maryland
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

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ENTITY                                                             DOMESTIC
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
Benchmark Radio Acquisition Fund IX Limited Partnership           Maryland
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Benchmark Radio Acquisition Fund XI Limited Partnership           Maryland
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Benchmark Transition, Inc.                                        Delaware
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Breadbasket Broadcasting Corporation                              Delaware
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Capstar Acquisition Company, Inc.                                 Delaware
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Capstar Broadcasting Corporation                                  Delaware
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Capstar Broadcasting Partners, Inc.                               Delaware
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Capstar Employee Management Company, Inc.                         Delaware
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Capstar Radio Broadcasting Partners, Inc.                         Delaware
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Central Star Communications, Inc.                                 Delaware
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Commodore Media of Delaware, Inc.                                 Delaware
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Commodore Media of Florida, Inc.                                  Delaware
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Commodore Media of Kentucky, Inc.                                 Delaware
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Commodore Media of Norwalk, Inc.                                  Delaware
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Commodore Media of Pennsylvania, Inc.                             Delaware
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Commodore Media of Westchester, Inc.                              Delaware
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Congaree Broadcasters, Inc.                                       South Carolina
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Corkscrew Broadcasting Corporation                                Delaware
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Country Heartlines, Incorporated                                  Delaware
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Currey Broadcasting Corporation                                   Delaware
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Danbury Broadcasting, Inc.                                        Connecticut
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Daytona Beach Broadcasting Corp.                                  Delaware
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Dixie Broadcasting, Inc.                                          Alabama
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GCBR, Inc.                                                        Delaware
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

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ENTITY                                                             DOMESTIC
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
GCBR, L.P.                                                        Delaware
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General Broadcasting Corp.                                        Connecticut
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General Broadcastng of Connecticut, Inc.                          Connecticut
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General Broadcasting of Florida, Inc.                             Florida
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General Communicorp, Inc.                                         Connecticut
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Great American Music Fest & Production Co.                        Connecticut
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Great American East, Inc.                                         North Carolina
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GulfStar Beaumont Broadcasting, Inc.                              Texas
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GulfStar Communications, Inc.                                     Delaware
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GulfStar Communications Arkansas, Inc.                            Delaware
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GulfStar Communications Arkansas Licensee, Inc.                   Arkansas
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GulfStar Communications Baton Rouge, Inc.                         Delaware
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GulfStar Communications Beaumont, Inc.                            Delaware
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GulfStar Communications Beaumont Licensee, Inc.                   Texas
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GulfStar Communications Corpus Christi, Inc.                      Delaware
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GulfStar Communications Corpus Chrisis Licensee, Inc.             Texas
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GulfStar Communications Holdings, Inc.                            Delaware
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GulfStar Communications Killeen, Inc.                             Delaware
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GulfStar Communications Killeen Licensee, Inc.                    Delaware
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GulfStar Communications Lubbock, Inc.                             Delaware
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GulfStar Communications Lubbock Licensee, Inc.                    Delaware
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GulfStar Communications Lufkin, Inc.                              Delaware
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GulfStar Communications Lufkin Licensee, Inc.                     Texas
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GulfStar Communications Management, Inc.                          Delaware
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GulfStar Communications New Mexico, Inc.                          Delaware
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GulfStar Communications New Mexico Licensee, Inc.                 New Mexico
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GulfStar Communications Oklahoma, Inc.                            Delaware
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

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ENTITY                                                             DOMESTIC
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
GulfStar Communications Oklahoma Licensee, Inc.                   Oklahoma
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GulfStar Communications Port Arthur, Inc.                         Delaware
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GulfStar Communications Port Arthur Licensee, Inc.                Texas
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GulfStar Communications Texarkana, Inc.                           Delaware
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GulfStar Communications Texarkana Licensee, Inc.                  Texas
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GulfStar Communications Tyler, Inc.                               Delaware
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GulfStar Communications Tyler Licensee, Inc.                      Texas
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GulfStar Communications Victoria, Inc.                            Delaware
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GulfStar Communications Victoria Licensee, Inc.                   Texas
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GulfStar Communications Waco, Inc.                                Delaware
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GulfStar Communications Waco Licensee, Inc.                       Texas
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Houndstooth Broadcasting Corporation                              Delaware
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Jamboree in the Hills, Inc.                                       Delaware
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June Broadcasting, Inc.                                           Delaware
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K-106, Inc.                                                       Texas
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KJQY-FM Licensee, Inc.                                            Delaware
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Ladner Communications Holding Corp.                               Delaware
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Liberty Broadcasting Incorporated                                 Delaware
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Liberty Broadcasting Group Incorporated                           Delaware
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Liberty Broadcasting of Albany Incorporated                       New York
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Liberty Broadcasting of Maryland II Incorporated                  Maryland
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Liberty Broadcasting of New York Incorporated                     New York
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Mountain Lakes Broadcasting, L.L.C.                               Alabama
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Mountain Radio Corporation                                        Delaware
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Multi-Market Radio, Inc.                                          Delaware
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Multi-Market Radio of Augusta, Inc.                               Delaware
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Multi-Market Radio of Fayetteville, Inc.                          Delaware
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

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ENTITY                                                             DOMESTIC
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
Multi-Market Radio of Hartford, Inc.                              Delaware
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Multi-Market Radio of Myrtle Beach, Inc.                          Delaware
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Multi-Market Radio of Northampton, Inc.                           Delaware
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Music Hall Club, Inc.                                             West Virginia
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Nelson Broadcasting Corporation                                   Delaware
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O.C.C., Inc.                                                      Delaware
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Orange Communications, Inc.                                       Delaware
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Osborn Entertainment Enterprises Corporation                      Delaware
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Osborn Sound & Communications Corp.                               Delaware
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Pacific Star Communications, Inc.                                 Delaware
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Parker Broadcasting Company                                       California
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Patterson Acquisition Company, Inc.                               Delaware
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Patterson Battle Creek Broadcasting Corp.                         Delaware
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Patterson Battle Creek Licensee Corp.                             Delaware
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Patterson Broadcasting, Inc.                                      Delaware
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Patterson Fresno Broadcasting Corp.                               Delaware
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Patterson Fresno Licensee Corp.                                   Delaware
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Patterson Grand Rapids Broadcasting Corp.                         Delaware
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Patterson Grand Rapids Licensee Corp.                             Delaware
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Patterson Harrisburg Licensee Corp.                               Delaware
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Patterson Honolulu Broadcasting Corp.                             Delaware
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Patterson Honolulu Licensee Corp.                                 Delaware
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Patterson Pensacola Licensee Corp.                                Delaware
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Patterson Reno Broadcasting Corp.                                 Delaware
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Patterson Reno Licensee Corp.                                     Delaware
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Patterson Savannah Broadcasting Corp.                             Delaware
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Patterson Savannah Licensee Corp.                                 Delaware
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

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ENTITY                                                             DOMESTIC
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
Patterson Springfield Broadcasting Corp.                          Delaware
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Patterson Springfield Licensee Corp.                              Delaware
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Point Madison Acquisition Company, Inc.                           Delaware
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Quass Broadcasting Corporation                                    Iowa
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Radio Dinuba Company                                              California
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Radio WBHP, Inc.                                                  Alabama
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Radioco I, Inc.                                                   Maryland
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Radioco II, Inc.                                                  Maryland
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Rainbow Broadcasting Corporation                                  Delaware
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RKZ Television, Inc.                                              Delaware
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SFX Broadcasting, Inc.                                            Delaware
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SFX Broadcasting of Arizona, Inc.                                 Delaware
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SFX Broadcasting of California, Inc.                              Delaware
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SFX Broadcasting of Connecticut, Inc.                             Delaware
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SFX Broadcasting of Connecticut Licensee, Inc.                    Delaware
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SFX Broadcasting of Florida, Inc.                                 Delaware
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SFX Broadcasting of Hartford, Inc.                                Delaware
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SFX Broadcasting of Hartford II, Inc.                             Delaware
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SFX Broadcasting of Indiana, Inc.                                 Delaware
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SFX Broadcasting of Kansas, Inc.                                  Delaware
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SFX Broadcasting of Massachusetts, Inc.                           Delaware
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SFX Broadcasting of Massachusetts Licensee, Inc.                  Delaware
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SFX Broadcasting of New York, Inc.                                Delaware
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SFX Broadcasting of Pennsylvania, Inc.                            Delaware
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SFX Broadcasting of Rhode Island, Inc.                            Delaware
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SFX Broadcasting of San Diego, Inc.                               Delaware
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SFX Broadcasting of San Diego Licensee, Inc.                      Delaware
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

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ENTITY                                                             DOMESTIC
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
SFX Broadcasting of South Carolina, Inc.                          Delaware
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SFX Broadcasting of Texas (KTCK), Inc.                            Delaware
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SFX Broadcasting of Texas (KTCK) Licensee, Inc.                   Delaware
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SFX Broadcasting of Virginia, Inc.                                Delaware
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SFX Broadcasting of Wisconsin, Inc.                               Delaware
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SFX GP, Inc.                                                      Delaware
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SFX Holdings, Inc.                                                Delaware
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SFX Indiana Limited Partnership                                   Delaware
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SFX Operating Company of Mississippi, Inc.                        Delaware
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SFX Operating Company of North Carolina, Inc.                     Delaware
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SFX Operating Company of Tennessee, Inc.                          Delaware
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SFX Operating GP, Inc.                                            Delaware
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SFX Performance Marketing, Inc.                                   Delaware
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SFX Radio Network of North Carolina, Inc.                         Delaware
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SFX Texas Limited Partnership                                     Delaware
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SFXAZ Limited Partnership                                         Delaware
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SFXBX Limited Partnership                                         Delaware
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SFXFL Limited Partnership                                         Delaware
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SFXIN Limited Partnership                                         Delaware
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SFXKS Limited Partnership                                         Delaware
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SFXMS Limited Partnership                                         Delaware
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SFXNC Limited Partnership                                         Delaware
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SFXPA Limited Partnership                                         Delaware
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SFXSC Limited Partnership                                         Delaware
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SFXTN Limited Partnership                                         Delaware
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

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ENTITY                                                             DOMESTIC
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
SFXTX Limited Partnership                                         Delaware
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SFXWI Limited Partnership                                         Delaware
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Short Broadcasting Corporation                                    Delaware
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SNG Holdings, Inc.                                                Delaware
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Sonance Waco License Subsidiary, Inc.                             Delaware
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Sonance Waco Operating Company, Inc.                              Delaware
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Southeast Radio Holding Corp.                                     Delaware
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Southern Star Communications, Inc.                                Delaware
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Southern Starr Broadcasting Group, Inc.                           Delaware
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Southern Starr Communications, Inc.                               Delaware
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Southern Starr Limited Partnership                                Delaware
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Southern Starr Management, Inc.                                   Delaware
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Southern Starr of Arkansas, Inc.                                  Arkansas
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Waite Broadcasting Corp.                                          Delaware
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WBAB, Inc.                                                        New York
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W.B.L.I., Inc.                                                    New York
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WBLI-FM, Inc.                                                     Delaware
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WCOS (AM) License Limited Partnership                             Maryland
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WCOS-FM License Limited Partnership                               Maryland
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WDOV License Limited Partnership                                  Maryland
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WDSD License Limited Partnership                                  Maryland
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WESC (AM) License Limited Partnership                             Maryland
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WESC-FM License Limited Partnership                               Maryland
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WFNQ License Limited Partnership                                  Maryland
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WGBB, Inc.                                                        New York
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WGNA, Inc.                                                        New York
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WGNA-FM, Inc.                                                     New York
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
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
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ENTITY                                                             DOMESTIC
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
WHCN, Inc.                                                        Connecticut
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WHCN-FM, Inc.                                                     Delaware
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WHFM, Inc.                                                        New York
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WHJJ, Inc.                                                        Rhode Island
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WHJY, Inc.                                                        Rhode Island
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WHKZ License Limited Partnership                                  Maryland
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Wilmington WJBR-FM, L.L.C.                                        Delaware
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WJMZ License Limited Partnership                                  Maryland
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WKOC License Limited Partnership                                  Maryland
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WMXB, Inc.                                                        Virginia
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WNOK Acquisition Company, Inc.                                    Delaware
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WNTW License Limited Partnership                                  Maryland
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WOSC License Limited Partnership                                  Maryland
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WPOP, Inc.                                                        Connecticut
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WPYX, Inc.                                                        New York
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WROV (AM) License Limited Partnership                             Maryland
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WROV-FM License Limited Partnership                               Maryland
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WSNE, Inc.                                                        Rhode Island
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WSNE-FM, Inc.                                                     Delaware
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WSRV License Limited Partnership                                  Maryland
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WTRY, Inc.                                                        New York
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WUSQ License Limited Partnership                                  Maryland
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WVOC License Limited Partnership                                  Maryland
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WWFG License Limited Partnership                                  Maryland
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WWYZ, Inc.                                                        Connecticut
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WYSR, Inc.                                                        Connecticut
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WYYD License Limited Partnership                                  Maryland
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Yellow Brick Radio Corporation                                    Delaware
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